FORM 8-K

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                 CURRENT REPORT



Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  January 31, 2001



                               JUMPMUSIC.COM, INC.
                               -------------------
             (exact name of registrant as specified in its charter)

Nevada                             0-26813                77-036-300
------                             -------                -----------
(State or other jurisdiction      (Commission file        (IRS Employer
of  incorporation)                 number)                Identification number)

                               2584 Leghorn Street
                          Mountain View, CA 94043-1614
                            (650) 917-7460-telephone
                            ------------------------
                    (address of principal executive offices)


Item  1.  Changes  in  control  of  Registrant
          ------------------------------------

Item  2.  Acquisition  or  Disposition  of  Assets
          ----------------------------------------

Item  3.  Bankruptcy  or  Receivership
          ----------------------------

     On January 31, 2001 Registrant filed a Petition under Chapter 7 of the Bankruptcy Act in the United States Bankruptcy Court for the Northern District of California, San Jose Division, 280 South First Street, San Jose, California , being case number 01-50416 wsj. The matter has been assigned to The Honorable Arthur S. Weissbrodt, United States Bankruptcy Judge.

Item  4.  Changes  in  Registrant's  Certifying  Accountant
          -------------------------------------------------

Item  5.  Other  Events
          -------------


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     Effective  December  14, 2000, Registrant's Board of Directors unanimously:
(1) voted to close the company's business and, if necessary, to file for relief under Chapter 7 of the Bankruptcy Act, Title 11 of the United States Code; (2) designated Richard W. Mathews and Jan Mathews as the "Responsible Individuals" within the meaning of Rule 4002-1 of the Bankruptcy Local Rules for the Bankruptcy Court for the Northern District of California to close down the company's business; (3) accepted the resignations as directors of the company of Jack Kemp, Richard W. Mathews, Jan Mathews and Jerome Carlson; and (4) accepted the resignations as company officers of Richard W. Mathews and Jan Mathews. All of said persons on December 14, 2000 thereafter executed their written resignations as directors and officers of Registrant.

Item  6.  Resignations  of  Registrant's  Directors
          -----------------------------------------

Item  7.  Financial  Statements,  Pro-forma  Financial  Information and Exhibits
          ----------------------------------------------------------------------

Item  8.  Change  in  Fiscal  Year
          ------------------------

Item  9.  Regulation  FD  Disclosure
          --------------------------

Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

     Date:  January 31, 2001

     Registrant:     Jumpmusic.com,  Inc.


                         By:  Richard  W.  Mathews
                              --------------------------------------------------
                              Richard  W.  Mathews
                              Its  Responsible  Individual
                              Within the meaning of Bankruptcy Local Rule 4002-1


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